LIGHTER THAN AIR SYSTEMS CORP.

DECEMBER 31, 2012

TABLE OF CONTENTS

Page No.

Independent Auditors' Report	1

Financial Statements

Balance Sheet	2

Statement of Operations	3

Statement of Changes in Stockholder’s Equity	4

Statement of Cash Flows	5

Notes to the Financial Statements	6-8

Independent Auditors’ Report

To the Stockholder of

Lighter Than Air Systems Corp.:

We have audited the accompanying financial statements of Lighter Than Air Systems Corp., which comprise the balance sheet as of December 31, 2012, and the related statements of operations, changes in stockholder’s equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lighter Than Air Systems Corp. as of December 31, 2012, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Rosen Seymour Shapss Martin & Company LLP

CERTIFIED PUBLIC ACCOUNTANTS

New York, New York

June 17, 2013

LIGHTER THAN AIR SYSTEMS CORP.

BALANCE SHEET

DECEMBER 31, 2012

ASSETS

CURRENT ASSETS
Cash	$162,297
Accounts receivable, net	177,450
Inventories	15,326
Prepaid expenses	34,977

Total current assets	390,050

PROPERTY AND EQUIPMENT
Property and equipment, net	3,913

TOTAL ASSETS	$393,963

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable	$34,587
Payroll liabilities	31,330
Due to related party	116,371
Unearned revenue – customer deposits	50,000

Total current liabilities	232,288

STOCKHOLDER'S EQUITY
Common stock, $.01 par value, 2,000 shares authorized, 100 shares issued and outstanding	1
Additional paid in capital	181,148
Accumulated deficit	(19,474)

Total stockholder’s equity	161,675

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$393,963

The accompanying notes are an integral part of these financial statements.

LIGHTER THAN AIR SYSTEMS CORP.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

SALES	$390,098

COST OF GOODS SOLD	266,012

GROSS PROFIT	124,086

OPERATING EXPENSES
General and administrative	127,656
Professional fees	1,580
Depreciation	1,278

TOTAL OPERATING EXPENSES	130,514

LOSS FROM OPERATIONS	(6,428)

OTHER INCOME
Interest income	113

NET LOSS	$(6,315)

The accompanying notes are an integral part of these financial statements.

LIGHTER THAN AIR SYSTEMS CORP.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2012

	Common Stock				Total
	Number of Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Stockholder’s Equity

Balance – December 31, 2011	100	$1	$181,148	$(13,159)	$167,990

Net loss				(6,315)	(6,315)

Balance - December 31, 2012	100	$1	$181,148	$(19,474)	$161,675

The accompanying notes are an integral part of these financial statements.

LIGHTER THAN AIR SYSTEMS CORP.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(6,315)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,278
Change in operating assets and liabilities:
Accounts receivable	(109,700)
Inventories	(7,526)
Prepaid expenses	(34,977)
Accounts payable	19,938
Payroll liabilities	(676)
Due to related party	36,455
Unearned revenues	37,100

Net cash used in operating activities	(64,423)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of office furniture	(2,035)

Net cash used in investing activities	(2,035)

NET DECREASE IN CASH	(66,458)
CASH - BEGINNING OF YEAR	228,755
CASH - END OF YEAR	$162,297

The accompanying notes are an integral part of these financial statements.

LIGHTER THAN AIR SYSTEMS CORP.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 1 – NATURE OF OPERATIONS

Lighter Than Air Systems Corp. (“LTAS”) (the “Company”), provides critical aerial and land-based surveillance and communications solutions to government and commercial customers. LTAS systems are designed and developed in-house utilizing proprietary technologies and processes that result in compact, rapidly deployable aerostat solutions and mast-based ISR systems. The LTAS systems have been proven to fulfill critical requirements of the military and law enforcement in the U.S. and internationally.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Revenue Recognition

Revenues from sales are recorded when all four of the following criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred and title has transferred or services have been rendered; (3) our price to the buyer is fixed or determinable; and (4) collectability is reasonably assured. Customer deposits received in advance are recorded as unearned revenues and recognized as revenue upon shipment of the completed order.

Accounts Receivable

Accounts receivable are stated at amounts due from customers net of an allowance for doubtful accounts. Management reviews the accounts receivable for potential uncollectible accounts and provides an allowance for bad debts, when considered necessary. Accounts receivable are written off when management determines that they become uncollectible. No allowance was considered necessary at December 31, 2012.

Inventories

Inventories are stated at the lower of costs, determined on a first-in, first-out basis, or market, which represents management’s best estimate of market value. Management regularly reviews inventory quantities on hand and records a provision for excess and obsolete inventory based primarily on forecasts of future product demand.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets. Repairs and maintenance are charged to expense as incurred. Renewals and betterments are capitalized. Upon the sale or retirement of an asset, the related costs and accumulated depreciation are removed from the accounts and any gain or loss recognized in the results of operations.

Income Taxes

The Company has elected to be treated as an “S” corporation for federal income tax purposes, whereby net income or loss of the Company is reported on the stockholder’s tax return. Although the Company’s income or loss is taxed directly to the stockholder, the effects of an uncertain tax position, if any, may have an impact on the tax return of the stockholder. Therefore, GAAP requires that any such effects be recognized based on the outcome that is more likely than not to occur. Under this criterion, the most likely resolution of an uncertain tax position should be analyzed based on technical merits and on the outcome that will likely be sustained under examination. As of December 31, 2012, the Company has no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. The Company’s income tax returns for the years ended December 31, 2009 through December 31, 2011 can still be examined by the taxing authorities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising and Marketing Costs

Advertising and marketing costs are charged to expense as incurred. These costs amounted to $206 for the year ended December 31, 2012.

LIGHTER THAN AIR SYSTEMS CORP.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 3 – INVENTORIES

Inventories consist of the following at December 31, 2012:
Raw materials	$5,000
Work-in-process	10,326
Finished goods	-
$15,326

Raw materials inventories primarily consist of a hybrid winch.

NOTE 4 – PREPAID EXPENSES

Prepaid expenses consist of the following at December 31, 2012:
Prepaid insurance	$3,477
Prepaid deposit on inventory purchases	31,500
$34,977

NOTE 5 - PROPERTY AND EQUIPMENT

Machinery and equipment	$1,100
Furniture and fixtures	5,461
6,561
Less: Accumulated depreciation	(2,648)

$3,913

NOTE 6 – RELATED PARTY TRANSACTIONS

The Company made payments of $16,055 in 2012 to Aerial Products Corp. (“APC”), an affiliated company, owned and controlled by the spouse of the Company’s shareholder. APC shares the office and manufacturing facility with LTAS and provides labor support and manufactures the envelopes for the LTAS aerostats.

At the end of 2012, the Company received an advance deposit of $50,000 from Global Telesat Corp (“GTC”), a wholly-owned subsidiary of World Surveillance Group for the purchase of two aerostat systems (see Note 8 – Subsequent Events). The $50,000 advance deposit is recorded as unearned revenues at December 31, 2012.

LIGHTER THAN AIR SYSTEMS CORP.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 7 – COMMITMENTS AND CONTINGENCIES

APC currently leases the shared office and manufacturing facility under a 3-year lease agreement, which can be cancelled without penalty after the thirteenth month of the lease term. During 2012, APC allocated $19,260 in rent expense to LTAS based upon estimated square footage occupied. The Company has no other long-term contracts or commitments.

NOTE 8 – ECONOMIC DEPENDENCE

For the year ended December 31, 2012, approximately 66% of sales were to a single customer and the year-end accounts receivable balance was entirely due from one customer.

NOTE 9 – SUBSEQUENT EVENTS

The Company has evaluated its subsequent events through June 17, 2013, the date the financial statements were available to be issued. The Company has the following material subsequent event:

On March 28, 2013 the Company entered into a Stock Purchase Agreement with World Surveillance Group Inc. pursuant to which World Surveillance Group Inc. acquired 100% of the outstanding common stock of the Company.

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